Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25BT

SEVENTY-EIGHTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Seventy-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009 (CSG document No. 2298875), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the "Effective Date").

1.  Schedule F, FEES, CSG SERVICES, Section III, Payment Procurement, Direct Solutions (Print and Mail), subsection 8, "Custom Paper and Custom Envelopes (Statements, Customer Letters and Past Due Notices (Note 9)," of the Agreement line item "i)", “Statement Paper – 24# plain white with one (1) perforation (required for SmartColor printing) (per page, per system principle)” is hereby ******* from $****** to $****** as a result of CSG ******** * ******* ** *** ***** ********** ******* ********.  The adjustment to the foregoing fee shall be ************* applied as of **** ** ****.  The fee for “Statement Paper – 24# plain white with one (1) perforation (required for SmartColor printing) (per page, per system principle)" will continue to be subject to adjustment as provided in Section 5.3, Adjustment to Fees.

IN WITNESS WHEREOF the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Peter E. Kalan
Name: Mike Ciszek	Name: Peter E. Kalan
Title: VP, Billing & Collections	Title: Chief Executive Officer
Date: 8/21/15	Date: 8/25/15